                                                                   EXHIBIT 10.31

                      FOURTH AMENDMENT TO CONTRACT OF SALE


        This FOURTH AMENDMENT TO CONTRACT OF SALE (this "Amendment") is made and entered into effective as of the ____ day of ____________, 2004 (the "Effective Date"), by and among VORTISCH HOLDINGS, L.P., a Texas limited partnership ("Seller"), CANTEX REALTIES, INC., a Texas corporation ("Cantex"), and REALTY AMERICA GROUP I, LP, a Texas limited partnership ("Original Purchaser"), and REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership ("Purchaser").

        WHEREAS, Seller, Cantex and Purchaser have entered into that certain Contract of Sale (the "Contract") dated effective April 19, 2004 concerning property commonly known as 4245 N. Central Expressway, located in Dallas, Dallas County, Texas (the "Property"); and

        WHEREAS, Purchaser, Cantex and Seller desire to extend the expiration date of the Inspection Period to June 25, 2004; and

        WHEREAS, the parties agree to extend the expiration date of the Inspection Period to June 25, 2004.

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Contract as follows:

        Pursuant to the terms of the Contract and the Third Amendment, the Inspection Period is hereby extended to Friday, June 25, 2004.

        Except as specifically modified by this Amendment, all of the other terms and provisions of the Contract shall remain in full force and effect, and are hereby ratified and confirmed by Seller, Cantex and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Contract and this Amendment, the terms and provisions of this Amendment shall control.

        This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

        IN WITNESS WHEREOF, Seller, Cantex, Original Purchaser, and Purchaser have caused this Amendment to be duly executed as of the Effective Date.

                                SELLER:

                                VORTISCH HOLDINGS, L.P.,
                                a Texas limited partnership

                                By: VORTISCH INVESTMENTS, INC.,
                                    a Delaware corporation
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Hermann Vortisch
                                             President

                                    Date of signature ___________________, 2004



                                ORIGINAL PURCHASER:

                                REALTY AMERICA GROUP I, LP,
                                a Texas limited partnership

                                By: REALTY AMERICA GROUP, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Webb M. Sowden, III
                                             Member

                                    Date of Signature: _______________, 2004

                                PURCHASER:

                                REALTY AMERICA GROUP (4245 CENTRAL), LP, a Texas limited partnership

                                By: REALTY AMERICA GROUP INVESTMENTS, LLC,
                                    a Texas limited liability company
                                    its general partner

                                    By:
                                             -----------------------------------
                                             Webb M. Sowden, III
                                             Member

                                    Date of Signature: ___________________, 2004

                                CANTEX:

                                CANTEX REALTIES, INC.,
                                a Texas corporation


                                By:
                                      ------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                      ------------------------------------------

                                Date of Signature: _______________________, 2004